UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020

AVEO Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34655	04-3581650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Winter Street Boston, Massachusetts	02108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 400-0101

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AVEO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD.

On May 29, 2020, AVEO Pharmaceuticals, Inc. (the “Company”) will host a conference call to discuss the final overall survival (“OS”) results of its TIVO-3 trial, the Company’s phase 3 trial of tivozanib in advanced renal cell carcinoma. A copy of the Company’s slide presentation accompanying the conference call is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On May 29, 2020, the Company issued a press release announcing the final OS results of its TIVO-3 trial. On May 29, 2020, the Company also issued a press release announcing that the DEDUCTIVE trial, the Company’s phase 1b/2 trial of tivozanib in combination with IMFINZI® (durvalumab) in advanced hepatocellular carcinoma, has progressed to the phase 2 portion of the trial.

The full text of the press releases are attached as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

99.1	Corporate slide presentation, dated May 29, 2020

99.2	Press release announcing the final OS results of the TIVO-3 trial, issued by the Company on May 29, 2020

99.3	Press release announcing the phase 2 progression of the DEDUCTIVE trial, issued by the Company on May 29, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVEO Pharmaceuticals, Inc.

Date: May 29, 2020

	By:	/s/ Michael Bailey
Michael Bailey
President and Chief Executive Officer